Exhibit 99.1

October 2015 Creating a Connectivity to the Cloud Powerhouse David J. Aldrich Chairman and CEO

Connecting Everyone and Everything, All the Time Connecting Everything

Our Strategy Capitalize on Powerful Market Forces in Mobile and IoT Diversification—Expanding our Opportunities Provide Increased Value—Systems Leadership Operational Excellence—Superior Financial Returns Above Market Growth with Diversified Analog Financial Returns

Leadership in Integration

SKYWORKS

System Engineering

- Standards Boards and Regulatory Bodies
- Influencing Technical Requirements
- Customization



+

Core Technologies

SOI

CMOS

SiGe

GaAs

TC-SAW

Amplifiers

Filters

Switches

+

Global Scale

- Advanced MCM
- Proprietary Processes
- ~10M Units/Day



=

Integration Leadership

Flip Chip

Die Stacking



Shielding

WLCSP

SkyOne™ 4G Module

Overview Mobile Drivers Broad Market and IoT Drivers Financial Returns Macro Environment

Market Background Consumers, Content Providers, Carriers Driving Data Explosion Connectivity Crucial to the User Experience Limited Spectrum to Support Exploding Data Demand Mobile Devices are the Gateway to an Ecosystem of Rich Media and E-Commerce OEMs Responding with Higher Performance Devices

Insatiable Demand for Higher Data Gaming 20 Hours/Month Streaming Music 10 Hours/Month Std. Def Video 10 Hours/Month High Def 10 Hours/Month 4K Video 10 Hours/Month 1.2 GB 1.7 GB 2.6 GB 10 GB 30 GB Source: U.S. Cellular, 4G Americas Adoption of Streaming Services Driving a Boom Data Consumption

Mobile Data Consumption Exploding Source: Cisco VNI Mobile, 2015

Connectivity an Enabler of an Ecosystem of Content and Services Content Advertising E-Commerce Follow the Money Trail Mobile Payments

Addressing the Data Challenge More Frequency Bands Number of Global Frequency Bands Continues to Rise Number of Bands per Device Increasing Unlicensed Bands Becoming Available More Data Through Existing Spectrum LTE-Advanced and Carrier Aggregation Diversity and MIMO Wi-Fi Offload Higher Power-Added Efficiency Increasing Power Levels While Maintaining Battery Life Tremendous Technical Challenges—Creating New Opportunities for Skyworks

Overview Macro Environment Broad Market and IoT Drivers Financial Returns Mobile Drivers

Complexity Driving Content

World Smartphone

SKYWORKS®

Today


12:45

Bands: ~15
Filters: ~30
CA Combos: ~5
MIMO: 1

- *SkyOne Ultra (x3)*
- *GPS SW/LNA*
- *LED Flash*
- *Diversity Module*
- *DC/DC Converter*
- *802.11ac WLAN*

$10-12 Addressable

~3 Years


12:45

Bands: >30
Filters: >75
CA Combos: >200
MIMO: 8

- *SkyOne™ Ultra (x5)*
- *Carrier Aggregation*
- *Diversity Module (x3)*
- *GPS SW/LNA*
- *LED Flash*
- *MIMO / Multi-Antenna*
- *ET Converter*
- *Multi-Stream 802.11ac WLAN*

$>18 Addressable

Long Term Growth in Mobile SAM Discrete PA Integrated Mobile Systems ~15% CAGR Biggest Growth in Integrated Systems and Mobile Analog Products Addressable Market ($M)

Overview Macro Environment Mobile Drivers Financial Returns Broad Market and IoT Drivers

Broad Market Drivers II. Bandwidth Needs Growing Dramatically Networking, Media, Storage, Cloud I. Internet of Things Driving Connectivity into New Device Categories III. Increasing Vertical Market Penetration Automotive, Medical, Industrial

Connectivity Spreading Across Diversified Markets (2014-2019) 35% CAGR Internet of Things Automotive Wearables Media Gateway Tablets Smartphones PC Source: Ericsson, Skyworks estimates 0 7 14 21 28 35 2019E 2018E 2017E 2016E 2015E 2014 Units (B)

Source: BI Intelligence Estimates 67% Compounded Growth Skyworks Traction Alarm Systems Smoke Detectors Thermostats Wireless Lighting Units (M) Streaming Media Platforms Intelligent Security Audio Systems New Market Opportunities Connected Home

39% Compounded Growth Source: SBD, GSMA Skyworks Traction Navigational Assist Backlight Drivers for In-Dash Display Collision Avoidance Systems New Market Opportunities Automotive Applications

Growing Bandwidth Requirements

Enhancing Content Opportunities

SKYWORKS

2012	2014	2016
SAM: <$1	SAM: $4-$5	SAM: $7-$10



MoCA Switch
Load Switch



11n WLAN FEMs
Voltage Reg
Load Switches
DC-DC Converters
MoCA Switch



11ac WLAN FEMs	GPS Rx
Satellite LNA	ZigBee FEM
CATV LNA	Voltage Reg
Optical	DC-DC
4G LTE	MoCA Switch

Content Rich Set-top Boxes and Media Gateways Becoming the Hub of the Connected Home

Broad Markets—Long Term Growth IoT Network Infrastructure $10 Billion Opportunity Over 2-3 Year Period Networking Gear Emerging Catalog

Overview Macro Environment Mobile Drivers Broad Market and IoT Drivers Financial Returns

Significant Earnings Power Strong Top Line Growth - Expanding Opportunities in Targeted High Growth Markets Business Model Contribution - GM Expansion and Leverage Best In Class Financial Returns - Earnings per Share; Cash Flow; ROIC Unique Model Producing High Growth With Diversified Analog Returns

A Track Record of Results With Strong Operating Leverage Gross Margin 220bp Op Margin 700bp 29% Op. Inc. CAGR 21% Sales CAGR

Significant Earnings Potential Ahead Complexity Driving Profitability Revenue ($M) $3.5B ~$4B Gross Margin 50% >50% EPS ~$6 $7 Q4’15 Mid Term ~15% Market Systems Solutions Enhance Margins Strong EPS Upside

Summary Target Broad Based, High Growth Segments Enabling Connectivity in all Forms Providing Value Added Solutions Analog Complexity Drives Profitability Consistently Delivering Superior Returns Diversification and Scale

Creating a Connectivity to the Cloud Powerhouse

Why PMC? Expands Our Serviceable Market into Cloud Storage and Optical Networking Creates Operational Efficiencies and Cost Synergies Combines PMC’s Leadership in Mixed Signal Storage and Transport Devices with SWKS RF/Analog Scale and Customers Benefits All of Our Stakeholders +

Key Customers Complementary Yet Highly Synergistic

The Combined Market Opportunity $ Billions Broad Markets / IoT Mobile Storage Networking $17B CAGR 12% $12B An Enormous Market Opportunity with Substantial Headroom

Q&A

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Important Additional Information Will Be Filed with the SEC PMC plans to file with the SEC and mail to its stockholders a proxy statement in connection with the transaction. Additionally, PMC will file other relevant materials with the SEC in connection with the transaction. The proxy statement and other relevant materials will contain important information about Skyworks, PMC, the transaction and related matters. Investors and security holders are urged to read the proxy statement and the other relevant materials carefully when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Investors and security holders will be able to obtain free copies of the proxy statement and relevant other documents filed with the SEC by Skyworks and PMC through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the proxy statement and the other relevant documents filed with the SEC by PMC from PMC by contacting Joel Achramowicz at (408) 239-8630. Skyworks and PMC, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Skyworks’ directors and executive officers is contained in Skyworks’ Form 10-K for the year ended October 3, 2014 and its proxy statement dated April 8, 2015. Information regarding PMC’s directors and executive officers is contained in PMC’s Form 10-K for the year ended December 27, 2014 and its proxy statement dated March 20, 2015, which are filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Safe Harbor Statement Certain statements made herein are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include without limitation information regarding the proposed transaction between Skyworks and PMC, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Skyworks or PMC managements’ future expectations, beliefs, goals, plans or prospects. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. All such statements are subject to certain risks, uncertainties and other important factors that could cause actual results to differ materially and adversely from those projected, and may affect our future operating results, financial position and cash flows. These risks, uncertainties and other important factors include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that could be instituted against PMC or its directors or Skyworks related to the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including the receipt of all regulatory approvals related to the merger; the failure of Skyworks to obtain the necessary financing arrangements set forth in the debt commitment letter delivered pursuant to the merger agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the SEC, including, but not limited to, those detailed in Skyworks’ Annual Report on Form 10-K for the year ended October 3, 2014 and its most recent quarterly report filed with the SEC and in PMC’s Annual Report on Form 10-K for the year ended December 27, 2014 and its most recent quarterly report filed with the SEC. The forward-looking statements contained herein are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.